ZIONSFIRST QUARTER 2025 A p r i l 2 1 , 2 0 2 5 Financial Review

FORWARD-LOOKING STATEMENTS; USE OF NON-GAAP FINANCIAL MEASURES 2 Forward Looking Information This presentation includes “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and assumptions regarding future events or determinations, all of which are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, performance or achievements, industry trends, and results or regulatory outcomes to differ materially from those expressed or implied. Forward-looking statements include, among others: Statements with respect to the beliefs, plans, objectives, goals, targets, commitments, designs, guidelines, expectations, anticipations, and future financial condition, results of operations, and performance of Zions Bancorporation, National Association and its subsidiaries (collectively “Zions Bancorporation, N.A.,” “the Bank,” “we,” “our,” “us”); and Statements preceded or followed by, or that include the words “may,” “might,” “can,” “continue,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “forecasts,” “expect,” “intend,” “target,” “commit,” “design,” “plan,” “projects,” “will,” and the negative thereof and similar words and expressions. Forward-looking statements are not guarantees and should not be relied upon as representing management’s views as of any subsequent date. Actual results and outcomes may differ materially from those presented. Although the following list is not comprehensive, key factors that may cause material differences include: The quality and composition of our loan and investment securities portfolios and the quality and composition of our deposits; Changes in general industry, political, and economic conditions, including elevated inflation, economic slowdown or recession, or other economic challenges; imposition of tariffs and resulting market volatility and uncertainty, including the effects on supply chains and revenues for us and our customers; changes in interest and reference rates, which could adversely affect our revenue and expenses, the value of assets and liabilities, and the availability and cost of capital and liquidity; and deterioration in economic conditions that may result in increased loan and lease losses; Political developments, including transitions in administration and shifts in congressional control that result in significant disruptions and changes in the size, scope, and effectiveness of the government, its agencies and services; The effects of newly enacted and proposed regulations affecting us and the banking industry, as well as changes and uncertainties in the interpretation, enforcement, and applicability of laws and fiscal, monetary, regulatory, trade, and tax policies; Actions taken by governments, agencies, central banks, and similar organizations, including those that result in decreases in revenue, increases in regulatory bank fees, insurance assessments, and capital standards; and other regulatory requirements; Judicial, regulatory and administrative inquiries, investigations, examinations or proceedings and the outcomes thereof that create uncertainty for, or are adverse to us or, the banking industry; Changes in our credit ratings; Our ability to innovate and otherwise address competitive pressures and other factors that may affect aspects of our business, such as pricing, relevance of, and demand for, our products and services, and our ability to recruit and retain talent; The potential for both positive and disruptive impacts of technological advancements, such as digital currencies and commerce, blockchain, artificial intelligence, quantum and cloud computing, and other innovations affecting us and the banking industry; Our ability to complete projects and initiatives and execute our strategic plans, manage our risks, control compensation and other expenses, and achieve our business objectives; Our ability to develop and maintain technology, information security systems, and controls designed to guard against fraud, cybersecurity, and privacy risks and related incidents; Our ability to provide adequate oversight of our suppliers to help us prevent or mitigate effects upon us and our customers of inadequate performance, systems failures, or cyber and other incidents by, or affecting, third parties upon whom we rely for the delivery of various products and services; The effects of wars, domestic and international trade policies and disputes, geopolitical conflicts, and other local, national, or international disasters, crises, or conflicts that may occur in the future; Natural disasters, pandemics, wildfires, catastrophic events, and other emergencies and incidents, and their impact on our and our customers’ operations, business, and communities, including the increasing difficulty in, and the expense of, obtaining property, auto, business, and other insurance products; Governmental and social responses to environmental, social, and governance issues, including those with respect to climate change and diversity; Securities and capital markets behavior, including volatility and changes in market liquidity and our ability to raise capital; The possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and shareholders’ equity; The impact of bank closures or adverse developments at other banks on general investor sen timent regarding the stability and liquidity of banks; Adverse news and other expressions of negative public opinion whether directed at us, other banks, the banking industry, or otherwise that may adversely affect our reputation and that of the banking industry generally; Protracted congressional negotiations regarding government funding and other issues, including those that add to the national debt, increase the possibility of government shutdowns, downgrades in United States (“U.S.”) credit ratings, or other economic disruptions; and Other assumptions, risks, or uncertainties described in this earnings release, and other SEC filings. We caution against the undue reliance on forward-looking statements, which reflect our views only as of their date of issuance. Except as required by law, we specifically disclaim any obligation to update any factors or publicly announce revisions to forward-looking statements to reflect future events or developments. Use of Non-GAAP Financial Measures: This document contains several references to non-GAAP measures, including but not limited to, pre-provision net revenue and the “efficiency ratio,” which are common industry terms used by investors and financial services analysts. Certain of these non-GAAP measures are key inputs into Zions’ management compensation and are used in Zions’ strategic goals that have been and may continue to be articulated to investors. Therefore, the use of such non-GAAP measures are believed by management to be of substantial interest to the consumers of these financial disclosures and are used prominently throughout the disclosures. A reconciliation of the difference between such measures and GAAP financials is provided within the document, and users of this document are encouraged to carefully review this reconciliation.

Net interest margin expanded 5 basis points compared to prior quarter and 16 basis points versus year-ago period FINANCIAL PERFORMANCE 3 (1) Excludes brokered deposits. (2) See Appendix for non-GAAP financial measures. • Net earnings to common of $169 million reflects a $31 million decline versus prior quarter and $26 million improvement versus prior year • The net interest margin increased for the fifth straight quarter to 3.10% as term deposit repricing in the quarter outpaced earning asset repricing • Adjusted pre-provision net revenue declined 14% versus prior quarter and increased 10% over prior-year • Average loans grew 0.5% versus prior quarter while average customer deposits experienced a seasonal decline of 1.2% • Net charge-offs were 0.11% of loans, annualized Key Metrics 1Q25 4Q24 1Q24 Net earnings to common $169 million $200 million $ 143 million Diluted earnings per share (GAAP) $1.13 $1.34 $0.96 Net interest margin 3.10% 3.05% 2.94% Adjusted pre-provision net revenue2 $267 million $312 million $242 million Efficiency ratio2 66.6% 62.0% 67.9% Loan growth (linked period) Ending 0.9% Average 0.5% Ending 0.9% Average 1.1% Ending 0.6% Average 1.3% Customer deposit growth1 (linked period) Ending (0.4)% Average (1.2)% Ending 0.9% Average 1.4% Ending (0.8)% Average (1.1)% Net charge-offs / loans (annualized) 0.11% 0.24% 0.04% Return on average tangible common equity2 13.4% 16.0% 13.7%

DILUTED EARNINGS PER SHARE 4 (1) Items that were $0.05 per share or more. Earnings per share decreased $0.21 versus prior quarter; compared to the year-ago period, earnings improved by $0.17 per share Diluted Earnings per Share EPS Impact of Provision for Credit Losses Notable Items1: 1Q25: • $(0.11) per share negative impact from revaluation of deferred tax assets due to newly enacted state tax legislation 4Q24: • No items with impact > $0.05 per share during the quarter 3Q24: • No items with impact > $0.05 per share during the quarter 2Q24: • $0.07 per share positive impact from gains on sale of our Enterprise Retirement Solutions business and a bank-owned property 1Q24: • $(0.07) per share negative impact from FDIC Special Assessment $0.96 $1.28 $1.37 $1.34 $1.13 1Q24 2Q24 3Q24 4Q24 1Q25 $(0.07) $(0.03) $(0.07) $(0.21) $(0.09) 1Q24 2Q24 3Q24 4Q24 1Q25

PRE-PROVISION NET REVENUE (“PPNR”) 5 (1) PPNR includes taxable-equivalent revenue; Adjusted PPNR adjusts for items such as severance costs, restructuring costs, amortization of other intangibles, SBIC investment success fee accruals, FDIC special assessment, securities gains (losses), and fair value and non-hedge derivative income (loss). See Appendix for non-GAAP financial measures. Adjusted PPNR increased 10% over prior-year period driven by improved funding costs and higher noninterest income Linked quarter (1Q25 vs. 4Q24) • Adjusted PPNR decreased 14%: • Stable net interest income • Decreased customer-related noninterest income driven by declines in capital markets income from record performance in the prior quarter • Adjusted noninterest expense increased 5% due to seasonal compensation expense Year-over-year (1Q25 vs. 1Q24) • Adjusted PPNR increased 10%: • Net interest income growth of 6% in net interest income primarily due to lower funding costs • Noninterest income growth of 10% • Adjusted noninterest expense increase of 4% $ 2 2 6 $ 2 7 8 $ 3 0 2 $ 3 2 3 $ 2 6 8 $ 2 4 2 $ 2 7 8 $ 2 9 9 $ 3 1 2 $ 2 6 7 1Q24 2Q24 3Q24 4Q24 1Q25 Pre-provision net revenue (PPNR) (non-GAAP) Adjusted PPNR (non-GAAP) PPNR1 ($ millions)

NET INTEREST INCOME & NET INTEREST MARGIN 6 Margin expanded and net interest income was flat versus prior quarter notwithstanding two fewer days in the first quarter $586 $597 $620 $627 $624 2.94% 2.98% 3.03% 3.05% 3.10% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% $0 1Q24 2Q24 3Q24 4Q24 1Q25 Net Interest Income Net Interest Margin ($ millions) Linked quarter (1Q25 vs. 4Q24) Net interest income decreased $3 million: • Interest income decreased $34 million • $23 million, or 3%, decrease on loans • $11 million, or 6%, decrease on money market and securities • Interest expense decreased $31 million • $45 million, or 12%, decrease on deposits • $14 million, or 22%, increase on borrowings Year-over-year (1Q25 vs. 1Q24) Net interest income increased $38 million: • Interest income decreased $26 million, or 2% • Interest expense decreased $64 million, or 14% • $50 million, or 13%, decrease on deposits • $14 million, or 15%, decrease on borrowings

(0.07%) (0.10%) 0.44% 0.12% (0.23%) 2.94% 3.10% (0.04%) (0.03%) 0.31% (0.10%) (0.09%) 3.05% 3.10% NET INTEREST MARGIN 7 (1) The impact of noninterest-bearing sources of funds on the net interest margin is calculated as the difference between interest earning assets and interest-bearing liabilities divided by earnings assets multiplied by rate paid on interest-bearing liabilities. Repricing of interest-bearing deposits contributed to the expansion of the net interest margin over prior year and prior quarter Year-Over-Year (1Q25 vs. 1Q24)Linked Quarter (1Q25 vs. 4Q24) Loans DepositsMoney Mkt & Securities Borrowings Free Funds1 Loans DepositsMoney Mkt & Securities Borrowings Free Funds1 1Q24 1Q254Q24 1Q25

NONINTEREST INCOME AND REVENUE 8 (1) Reflects total customer-related noninterest income, which excludes dividends and other income and net securities gains (losses). (2) Adjusted revenue is the sum of taxable-equivalent net interest income and noninterest income less adjustments. See Appendix for non-GAAP financial measures. (3) Effective this quarter, customer-related fee income includes fair value and nonhedge derivative income (loss) in capital markets fees, which was previously disclosed under noncustomer-related noninterest income. Prior period amounts have been reclassified, and this income component continues to be excluded from adjusted revenues See Appendix for non-GAAP financial measures. Customer-related noninterest income increased 4% versus prior year period, largely from higher loan-related fees and improved capital markets fees $152 $153 $158 $176 $158 1Q24 2Q24 3Q24 4Q24 1Q25 Customer-Related Noninterest Income 1,3 ($ millions) $ 7 4 2 $ 7 7 6 $ 7 9 2 $ 8 2 0 $ 7 9 5 $ 7 5 3 $ 7 8 4 $ 7 9 8 $ 8 2 1 $ 8 0 0 1Q24 2Q24 3Q24 4Q24 1Q25 Total Revenue (GAAP) Adjusted Revenue (Non-GAAP) Total Revenue 2,3 ($ millions)

NONINTEREST EXPENSE

Noninterest expenses remain well-controlled with increases in the quarter largely related to seasonal compensation



Noninterest Expense (NIE)
($ millions)
$526
$511
$509
$506
$502
$499
$509
$509
$538
$533
67.9%
64.5%
62.5%
62.0%
66.6%
1Q24
2Q24
3Q24
4Q24
1Q25
NIE (GAAP)
Adjusted NIE (Non-GAAP)(1)
Efficiency Ratio(2)

- Adjusted noninterest expense increased $24 million linked quarter, driven by several categories:
  - Salary and benefits increased $21 million, including seasonal compensation
  - Technology expense increased $4 million
  - Deposit insurance and regulatory expense increased $5 million
  - Remaining categories collectively declined by $6 million
- Adjusted noninterest expense was up 4% compared to prior-year quarter

Notable items:

- 1Q25: $11 million impact of accelerated recognition of share-based compensation
- 1Q24: $13 million FDIC special assessment
- 1Q24: $12 million impact of accelerated recognition of share-based compensation

(1) Adjusted for severance costs, restructuring costs, SBIC investments success fee accruals, FDIC special assessment, intangibles amortization, and other real estate expense.
(2) In addition to the expense adjustments from note 1, the efficiency ratio also includes adjustments to revenue for taxable-equivalent interest income, securities gains (losses), and fair value and non-hedge derivative income (loss). See Appendix for Non-GAAP financial measures.

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ZIONS BANCORPORATION

$57.9 $58.3 $58.7 $59.3 $59.6 6.06% 6.11% 6.15% 5.92% 5.84% 1Q24 2Q24 3Q24 4Q24 1Q25 ($ billions) AVERAGE LOANS AND DEPOSITS 10 Beta calculated using interest-bearing deposit spot rates on August 31, 2024, and March 31, 2025, which were 3.20% and 2.54%, respectively. Total deposit spot rate at March 31 was 1.70%. Due to the late March timing of the branch acquisition, acquired loans and deposits are not fully reflected in average balances for the quarter. Included are acquired average loan balances of $30 million and acquired average deposit balances of $78 million. Yields on loans decreased 8 basis points; total cost of deposits decreased 17 basis points Average Total Loans Yield on Total Loans Average Total Deposits Total Cost of Deposits $47.8 $49.1 $50.3 $51.5 $50.7 $25.5 $25.2 $24.7 $24.9 $24.2 $73.4 $74.2 $75.0 $76.4 $74.9 2.06% 2.11% 2.14% 1.93% 1.76% 1Q24 2Q24 3Q24 4Q24 1Q25 ($ billions) Average Noninterest-bearing Deposits Average Interest-bearing Deposits Total interest-bearing deposits reflect a 66% cumulative beta

$70 $69 $71 $71 $71 $4 $4 $5 $5 $5 $5 $6 $3 $5 $4 - 10 20 30 40 50 60 70 80 90 100 1Q24 2Q24 3Q24 4Q24 1Q25 $69 $70 $70 $71 $70 $4 $5 $5 $5 $5 $7 $7 $6 $5 $7 2.34% 2.36% 2.36% 2.12% 2.01% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% - 10 20 30 40 50 60 70 80 90 100 1Q24 2Q24 3Q24 4Q24 1Q25 DEPOSIT BALANCE AND BORROWING TRENDS 11 Note: Deposit figures shown in graphs may not foot due to rounding. Due to the late March timing of the branch acquisition, acquired deposits are not fully reflected in average balances for the quarter. Included acquired average deposit balances of $78 million. Ending and average customer deposits decreased 0.4% and 1.2%, respectively, compared to prior quarter 1Q25 total funding costs decreased 11 basis points vs. 4Q24 • Ending and average customer deposits decreased $268 million and $863 million respectively, including the impact of acquired deposits • Average total borrowings increase includes full quarter impact of the subordinated debt issuance completed in 4Q24 and higher short-term funding on average in the quarter Average Deposits and Borrowings ($ billions) Ending Deposits and Borrowings ($ billions)

TOTAL INVESTMENT SECURITIES & MONEY MARKET INVESTMENTS

The bank has strong on-balance sheet liquidity



Total Investment Securities
and Money Market Investments
(period-end balances)
($ billions)
$2.6
$3.2
$2.2
$4.3
$2.9
$20.1
$19.5
$19.4
$18.8
$18.7
1Q24
2Q24
3Q24
4Q24
1Q25
% of earning assets
28%
28%
27%
28%
26%
Total Investment Securities
Money Market Investments

The investment securities portfolio is designed to be a storehouse of balance sheet liquidity

- Principal and prepayment-related cash flows from investment securities were $743 million for the quarter, offset by reinvestment of $478 million
- The composition of the investment securities portfolio allows for deep on-balance sheet liquidity through the repo market
- Approximately 90% of investment securities are U.S. Government and U.S. Government Agency/ GSE securities

The investment securities portfolio is also used to balance interest rate risk

- The estimated deposit duration at March 31, 2025 was assumed to be longer than the loan duration (including swaps); the investment securities portfolio balanced this mismatch
- The estimated price sensitivity of the investment securities portfolio (including the impact of fair value hedges) was 4.0 years, compared to 3.6 years from the prior-year quarter

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ZIONS BANCORPORATION

NET INTEREST INCOME – RATE SENSITIVITY

The rate path implied by the forward curve reflects modest asset sensitivity; net interest income is modeled to increase

Interest Rate Impacts on Net Interest Income[1]

Latent[2]

8.9%

Reflects continued asset and CD repricing and assumes $1.7 billion of noninterest-bearing demand deposit migration to higher-cost products;

49% cumulative total deposit beta

+ Emergent[2]

(4.3%)

The estimated impact of future rate changes from market implied rates reduces net interest income by 4.3% versus the latent scenario. This assumes a Fed Funds Target of 3.75% at 1Q26

Implied

4.6%

The combined impact of latent and emergent sensitivities is modeled to be 4.6% in 1Q26 relative to 1Q25; 38% cumulative total deposit beta

-100 and +100 parallel interest rate shocks suggest moderate rate sensitivity between +2.1% and +6.6%

Net Interest Income Sensitivity



1Q26 vs. 1Q25
2.1%
4.6%
6.6%
-100 bps
Implied Rate Path
+100 bps

(1) Assumes no change in the size or composition of the earning assets excluding derivative hedge activity but does assume a change in composition of deposits (a lesser proportion of noninterest-bearing relative to total deposits).
(2) This analysis presents latent interest rate sensitivity which reflects future changes in net interest income ("NII") based upon past rate movements that have yet to be fully realized in revenue, and emergent interest rate sensitivity reflecting changes to NII based upon future rate movements implied by the forward rate curve at 3/31/2025.

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ZIONS BANCORPORATION

CREDIT QUALITY 14 Classified loan balances stabilizing as expected while nonperforming asset and net charge-off ratios remain low Key Credit Metrics • Net charge-offs relative to average loans: • 0.11% annualized in 1Q25 • 0.12% over the last 12 months • 0.51%: NPAs / loans + OREO • NPA balance increased $9 million in 1Q25 from 4Q24 • 4.8%: Classified loans / total loans • Classified balance increased $21 million in 1Q25 from 4Q24, driven largely by loans in the commercial real estate portfolio • 6.0%: Criticized loans / total loans • Criticized balance increased $116 million in 1Q25 from 4Q24, driven by loans in the commercial real estate and commercial & industrial portfolios Allowance for Credit Losses • 1.24% of total loans and leases, down one basis points from the previous quarter Credit Quality Ratios 3.3% 3.8% 4.5% 5.9% 6.0% 0.4% 0.5% 0.6% 0.5% 0.5% 1.7% 2.2% 3.6% 4.8% 4.8% 1Q24 2Q24 3Q24 4Q24 1Q25 Criticized / Loans NPAs / Loans + OREO Classified / Loans 282% 267% 191% 234% 229% 1.27% 1.24% 1.25% 1.25% 1.24% 1Q24 2Q24 3Q24 4Q24 1Q25 ALLL / Nonaccrual loans ACL / Loans

COMMERCIAL REAL ESTATE SUMMARY ($13.6 BILLION BALANCE)

The commercial real estate portfolio is granular and well diversified, 23% of total loans

CRE Portfolio Composition

As of March 31, 2025



Other, 14%
Multifamily, 30%
Residential Construction, 5%
Hospitality, 5%
Retail, 11%
Office, 13%
Industrial, 22%

- 80% term, 20% construction
- Portfolio growth has been carefully managed for over a decade through disciplined concentration limits
- Granular portfolio with solid sponsor or guarantor support
- Collateral diversified by property type and location

Term CRE ($10.9B)

- Weighted average LTVs (< 60%)
- Maturity distribution over the next three years: 23% (2025), 19% (2026), 18% (2027)
- Average & median loan size of $3.7 million & < $1 million
- 13.3% criticized; 11.7% classified; 0.5% nonaccrual; 0.4% delinquencies

Construction and Land Development ($2.7B)

- Land and Acquisition & Development less than $300 million
- 17.8% criticized; 14.8% classified; 0% nonaccrual; 0.5% delinquencies

Office ($1.8B: $1.7B term | $0.1B construction)

- Weighted average LTVs (< 60%)
- 75% suburban and 25% Central Business District
- Average & median loan size of $4.3 million & <$1 million
- 16.9% criticized; 15.1% classified; 2.8% nonaccrual; 1.3% delinquencies
- $7.1 million net charge-offs – last 12 months

15

Note: Loan to Value (LTV) calculations reflect the most current bank ordered / reviewed appraisal in the denominator and the current outstanding balance in the numerator. Appraisals and evaluations are performed in accordance with regulatory guidelines.

ZIONS BANCORPORATION

(50) 0 50 100 Industrial Office Multifamily Change in CRE Problem Loans Levels 12/31/24 to 3/31/2025 Criticized Classified Nonaccrual COMMERCIAL REAL ESTATE PROBLEM LOANS IN FOCUS 16 Note: LTV calculations in the “Appraised Value” distribution to reflect most current appraisal in denominator and outstanding balance in the numerator. The Indexed Adjusted values are adjusted based on the MSA level REIS Commercial Property Price Indices and adjusted from the date of most current appraisal. Approximately 6% of CRE classified balances have 2025 appraisals 46% in 2024, 11% 2023, 37% 2022 and earlier. The commercial real estate portfolio benefits from strong LTVs, guarantor support, low delinquencies, and diversification • CRE classifieds increased $26 million during the quarter • Downgrades resulted from a slower leasing environment, elevated operating expenses, and higher interest rates • Low CRE nonaccruals (0.43%), delinquencies (0.38%), and charge- offs (TTM 0.06%) due to conservative underwriting, significant equity, and guarantor support • The ACL for CRE lending is substantial relative to credit quality measures (2.1% of CRE balances, 4.9x of CRE nonaccruals) ($ millions) 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% <=40% 41-50% 51-60% 61-70% 71-80% 81-90% 91-100% 100%+ % o f T o ta l C la s s if ie d C R E Classified CRE LTVs Appraised vs. Index Adjusted Most Recent Appraisal Index Adjusted 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 CRE Non-Performing Asset and Charge-offs Levels Nonaccrual % GCO QTD Annualized 30+ Days Past Due

CAPITAL STRENGTH 17 Loss-absorbing capital remains strong relative to our risk profile; low credit losses relative to capital levels as a percentage of risk-weighted assets Net Charge-offs annualized, as a percentage of risk-weighted assets 0 .0 6% 0 .1 6% (0 .0 2% ) 0 .0 0% 0 .0 8% 0 .0 8% 0 .0 5% 0 .0 4% 0 .0 9% 0 .0 2% 0 .2 1% 0 .0 9% (4%) (2%) 0% 2% 4% 6% 8% 10% 12% 14% 2 Q 2 2 3 Q 2 2 4 Q 2 2 1 Q 2 3 2 Q 2 3 3 Q 2 3 4 Q 2 3 1 Q 2 4 2 Q 2 4 3 Q 2 4 4 Q 2 4 1 Q 2 5 Common Equity Tier 1 Capital and Allowance for Credit Losses as a percentage of risk-weighted assets 9 .9% 9 .6% 9 .8% 9 .9% 1 0 .0% 1 0 .2% 1 0 .3% 1 0 .4% 1 0 .6% 1 0 .7% 1 0 .9% 1 0 .8% 1 0 .7% 1 0 .5% 1 0 .8% 1 1 .0% 1 1 .1% 1 1 .3% 1 1 .3% 1 1 .5% 1 1 .6% 1 1 .8% 1 2 .0% 1 1 .9% 0% 2% 4% 6% 8% 10% 12% 14% 2 Q 2 2 3 Q 2 2 4 Q 2 2 1 Q 2 3 2 Q 2 3 3 Q 2 3 4 Q 2 3 1 Q 2 4 2 Q 2 4 3 Q 2 4 4 Q 2 4 1 Q 2 5 Common Equity Tier 1 % ACL / Risk-weighted Assets

FINANCIAL OUTLOOK (1Q 2026E VS. 1Q 2025A) 18 Outlook provided as of April 21, 2025 Outlook Comments Stable to Slightly Increasing ▪ Commercial loans are expected to grow (with slower near-term growth related to economic uncertainty) partially offset by managed declines in CRE and mortgage as payoffs are expected to outpace originations Slightly to Moderately Increasing ▪ Net interest income growth expected from earning asset remix and growth, aided by customer deposit growth and downward repricing of interest-bearing liabilities Slightly to Moderately Increasing ▪ Customer-related noninterest income growth is expected across a broad range of fee categories driven by increases in customer activity Slightly to Moderately Increasing ▪ Technology costs, increased marketing, and continued investments in revenue- generating businesses expected to put mild pressure on noninterest expense; positive operating leverage expected Increasing Organically ▪ Continued building of equity through retained earnings and AOCI accretion Customer-Related Noninterest Income Loan Balances (period-end) Net Interest Income Common Equity Adjusted Noninterest Expense These statements are based on management’s current expectations and assumptions regarding future events or determinations, all of which are subject to known and unknown risks, uncertainties, and other factors including, but not limited to, the imposition of tariffs and resulting market volatility which may cause our actual results, performance or achievements, industry trends, and results or regulatory outcomes to differ materially from those expressed or implied.

ZIONS BANCORPORATION DRIVES VALUE FOR ITS STAKEHOLDERS 19 We are determined to help build strong, successful communities, create economic opportunity, and to help our clients achieve greater financial strength through the relationships we develop and the services we provide. Distinctive Local Operating Model Managing Risk Delivering Value to Our Stakeholders • Transformation of our core systems to a modern, real-time architecture improving banker productivity and customer experience • New digital products and services streamlining our customer interactions • 20% improvement in tangible book value per share in 2024 • Focus on serving small- to medium-sized businesses, resulting in a granular deposit franchise and a long-term funding advantage • Local decision making and empowered bankers support strong customer relationships • Coalition Greenwich Best Bank Awards: Ranked third among all U.S. banks in Middle Market Banking Segment • Have built and maintained a robust risk management team and framework since the global financial crisis • Net credit losses to loans ratio that is consistently in the top quartile of peer banks • Prepared for large bank regulation due to previous SIFI experience and simpler legal structure Across 11 western states, our footprint includes some of the strongest markets in the country reflected in the quality and diversity of our portfolio • These states create ~35% of national GDP • Population and job growth outpace national average Strong Geographic Footprint

APPENDIX 20 • Financial Results Summary • Accumulated Other Comprehensive Income (AOCI) • Balance Sheet Profitability • Loan Growth by Type • Allowance and Credit Metrics • Earning Asset Repricing • Interest Rate Swaps • Interest Rate Sensitivity – Parallel Shock Analysis • Loan Loss Severity (NCOs as a percentage of nonaccrual loans) • Credit Metrics: Commercial Real Estate • Customer-Related Fee Income Growth • Coalition Greenwich Customer Satisfaction • Non-GAAP Financial Measures

FINANCIAL RESULTS SUMMARY

Quarterly financial highlights

(Dollar amounts in millions, except per share data)	Three Months Ended				
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Earnings Results:					
Diluted Earnings Per Share	$ 1.13	$ 1.34	$ 1.37	$ 1.28	$ 0.96
Net Earnings Applicable to Common Shareholders	169	200	204	190	143
Net Interest Income	624	627	620	597	586
Noninterest Income	171	193	172	179	156
Noninterest Expense	538	509	502	509	526
Pre-Provision Net Revenue - Adjusted(1)	267	312	299	278	242
Provision for Credit Losses	18	41	13	5	13
Ratios:					
Return on Assets(2)	0.77 %	0.96 %	0.95 %	0.91 %	0.70 %
Return on Common Equity(3)	11.1 %	13.2 %	14.1 %	14.0 %	10.9 %
Return on Tangible Common Equity(3)	13.4 %	16.0 %	17.4 %	17.5 %	13.7 %
Net Interest Margin	3.10 %	3.05 %	3.03 %	2.98 %	2.94 %
Yield on Loans	5.84 %	5.92 %	6.15 %	6.11 %	6.06 %
Yield on Investment Securities	2.75 %	2.73 %	2.86 %	2.90 %	2.84 %
Average Cost of Total Deposits(4)	1.76 %	1.93 %	2.14 %	2.11 %	2.06 %
Efficiency Ratio (1)	66.6 %	62.0 %	62.5 %	64.5 %	67.9 %
Effective Tax Rate	28.9 %	20.0 %	22.7 %	23.3 %	24.6 %
Ratio of Nonperforming Assets to Loans, Leases and OREO	0.51 %	0.50 %	0.62 %	0.45 %	0.44 %
Annualized Ratio of Net Loan and Lease Charge-offs to Average Loans	0.11 %	0.24 %	0.02 %	0.10 %	0.04 %
Common Equity Tier 1 Capital Ratio(5)	10.8 %	10.9 %	10.7 %	10.6 %	10.4 %

(1) Adjusted for items such as severance costs, restructuring costs, amortization of other intangibles, SBIC investment success fee accrual, FDIC special assessment, and securities gains (losses). See Appendix for non-GAAP financial measures; (2) Net Income before Preferred Dividends used in the numerator; (3) Net Income Applicable to Common used in the numerator; (4) Includes noninterest-bearing deposits; (5) Current period ratios and amounts represent estimates.

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ZIONS BANCORPORATION

(1.9) (1.5) (2.7) (2.4) (1.9) (1.6) (3.0) (2.5) (2.0) (1.5) (1.0) (0.5) - 4Q23 4Q24 4Q25 4Q26 B ill io n s as of 12/31/24 as of 3/31/25 ACCUMULATED OTHER COMPREHENSIVE INCOME/LOSS (AOCI) 22 Note: AOCI burndown based on path of forward curve and hedges in place at 12/31/2024 and 03/31/2025. Includes accretion of unrealized losses related to the 4Q22 transfers of AFS securities to HTM. Assets are assumed to experience prepayments, amortization and maturity events, in addition to interest rate resets. Projected AOCI is projected to improve by $520 million from 4Q24 to 4Q25 The loss in AOCI will decline as the underlying investments pay down and mature. Hedging strategy provides meaningful protection against term rate volatility. • Change in implied forward curve from 12/31/24 to 3/31/25 is projected to have minimal impact to 4Q25 AOCI estimate The unrealized $2.4 billion accumulated other comprehensive loss as of 4Q24 is expected to improve by $520 million, or 22%, by 4Q25 • This would add 56 basis points to the current tangible common equity ratio, all else equal AOCI Loss Projection Actual Projection Based on forward curve:

BALANCE SHEET PROFITABILITY 23 (1) Return on Tangible Common Equity is a non-GAAP measure. See Appendix for non-GAAP financial measures. Excluding the effect of AOCI from average tangible common equity would result in associated returns of 8.4%, 10.9%, 11.4%, 10.9%, and 9.2% for the periods presented, respectively. Profitability remains stable; first quarter decline in earnings partially attributed to seasonal compensation and revaluation of deferred tax assets 0.70% 0.91% 0.95% 0.96% 0.77% 1Q24 2Q24 3Q24 4Q24 1Q25 13.7% 17.5% 17.4% 16.0% 13.4% 1Q24 2Q24 3Q24 4Q24 1Q25 Return on Assets Return on Tangible Common Equity 1

LOAN GROWTH IN DETAIL 24 (1) Growth rate quarter over quarter, not annualized. (2) Included are acquired ending loan balances of $420 million, predominantly 1-4 family residential loans. Loan growth in 1-4 family mortgage, C&I, and CRE Term Compared to the prior quarter: • Period-end loans increased $531 million, or 0.9% • Loan growth in dollars predominantly in 1-4 family, C&I, and CRE Term • Balance declines predominantly in Energy, CRE construction, and residential construction categorized under ‘Other’ Linked Quarter Loan Balance Growth Total Loans: +0.9% G ro w th R a te : L in k e d Q u a rt e r 1 Balance Change: Linked Quarter C&I (ex-Oil & Gas), 1% Owner occupied, (0%) CRE C&D, (2%) CRE Term, 2% Home Equity, 1% 1-4 Family, 4% Energy (Oil & Gas), (9%) Municipal, 1% Other, (2%) -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Note: circle size indicates relative proportion of loan portfolio as of 1Q25. ($ millions)

ALLOWANCE AND CREDIT METRICS 25 CECL methodology reflects reserve build ahead of realized deterioration of credit metrics 514 546 590 636 678 711 738 729 736 726 736 741 743 1.00 1.04 1.09 1.14 1.20 1.25 1.30 1.26 1.27 1.24 1.25 1.25 1.24 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 ACL ($) ACL (%) • Through 2022 and 2023, the ACL increased, despite improving problem loan levels, due to forecasts of future credit quality deterioration, including $190 million of increase specifically for the commercial real estate portfolio • Since 2023, the ACL has remained relatively flat as a percent of loans, despite increases in problem loan levels, as deterioration previously reserved for was somewhat realized 252 201 151 149 171 162 216 222 248 261 363 297 305 1,148 1,009 965 929 912 768 769 825 966 1,264 2,093 2,870 2,891 Nonaccruals Classifieds Coverage ratio remained steady while problem loans increased Coverage ratio increased while problem loans decreased

SIMULATED REPRICING EXPECTATIONS: EARNING ASSETS & LOANS 26 (1) Assets are assumed to experience prepayments, amortization and maturity events, in addition to interest rate resets. A substantial portion of earning assets reset within one year with additional resets in later periods 53% 9% 9% 7% 10% 12% 53% 9% 11% 7% 8% 12% ≤ 3m 4-12m 1-2 yrs 2-3 yrs 3-5 yrs > 5 yrs P e rc e n t o f L o a n s Loans: Rate Reset / Maturity Profile1 Loans After Hedging 45% 8% 9% 7% 11% 20% 48% 8% 10% 7% 7% 20% ≤ 3m 4-12m 1-2 yrs 2-3 yrs 3-5 yrs > 5 yrs P e rc e n t o f E a rn in g A s s e ts Earning Assets After Hedging Earning Assets: Rate Reset / Maturity Profile1

INTEREST RATE SWAPS AT MARCH 31, 2025 27 Swaps are used to balance our interest rate sensitivity to income and value Receive-Fixed Hedges1 (pay floating rate) Pay-Fixed Rate Hedges2 (receive floating rate) (1) Received-fixed hedges consist of hedging pools of floating rate loans or received-fixed swaps on subordinated debt. (2) Pay-fixed hedges consist of fair value swaps hedging fixed-rate AFS securities and fixed-rate commercial loans or short-term debt hedges on rolling FHLB advances. Interest rate sensitivity is managed in part with portfolio interest rate hedges1 • In the first quarter, we added $200 million of cash flow hedge swaps with an average fixed rate of 4.11% and $300 million of fair value hedge swaps with an average fixed rate of 4.10%. 1,050 1,250 1,250 1,250 1,200 1,008 908 3.36 3.48 3.48 3.48 3.49 3.68 3.90 0 200 400 600 800 1,000 1,200 1,400 4Q24 1Q25 2Q25 3Q25 4Q25 2026 2027 Average Outstanding ($B) Average Fixed Rate Received (%) 5,168 5,467 5,133 4,967 4,967 4,967 4,967 3.31 3.33 3.31 3.29 3.29 3.29 3.29 0 1,000 2,000 3,000 4,000 5,000 6,000 4Q24 1Q25 2Q25 3Q25 4Q25 2026 2027 Average Outstanding ($B) Average Fixed Rate Paid (%) $ B ill io n s

INTEREST RATE SENSITIVITY – PARALLEL RATE SHOCKS 28 (1) 12-month forward simulated impact of an instantaneous and parallel change in interest rates and assumes no change in the size or composition of the earning assets excluding derivative hedge activity but does assume a change in composition of deposits (a lesser proportion of noninterest-bearing relative to total deposits). Standard parallel rate shocks suggest asset sensitivity (9%) (4%) 4% 9% (8%) (4%) 5% 8% −200 bps −100 bps +100 bps +200 bps Simulated Net Interest Income Sensitivity 1 as of 12/31/2024 as of 3/31/2025

LOAN LOSS SEVERITY 29 Source: S&P Capital IQ. Calculated using the average of annualized quarterly results. When problems arise, Zions generally experiences less severe loan losses due to strong collateral and underwriting practices 1 1% 1 7% 1 9% 2 1% 2 2% 2 3% 2 5% 3 1% 3 9% 4 4% 4 6% 4 7% 5 1% 5 4% 5 7% 5 7% 6 2% 7 7 % W A L M T B Z IO N B O K F C M A F H N C A D E W B S W T F C E W B C K E Y C F G H B A N S N V R F F IT B C F R P N F P C O L B Annualized NCOs / Nonaccrual Loans Five Year Average (2020Q1 – 2024Q4) Annualized NCOs / Nonaccrual Loans Fifteen Year Average (2010Q1 – 2024Q4) 1 6% 1 8% 1 9% 1 9% 2 1% 2 6% 2 6% 3 1% 4 0% 4 2% 4 3% 4 4% 4 7% 5 2% 5 3% 5 3% 5 4% 6 7 % B O K F W A L M T B Z IO N C A D E F H N C M A W B S C F G C F R E W B C W T F C K E Y R F H B A N P N F P S N V F IT B C O L B > 1 0 0% > 1 0 0%

2.7 2.7 2.8 2.8 2.7 10.9 10.8 10.6 10.7 10.9 1Q24 2Q24 3Q24 4Q24 1Q25 Construction Balances Term Balances IN-DEPTH REVIEW: COMMERCIAL REAL ESTATE 30 Data is updated through 1Q25. LTV calculations in the “Appraised Value” distribution to reflect most current appraisal in denominator and outstanding balance in the numerator. The Indexed Adjusted values are adjusted based on the MSA level REIS Commercial Property Price Indices and adjusted from the date of most current appraisal. Limited tail loan-to-value risk in portfolio; controlled CRE growth Term WAVG LTV % of CRE Term % of CRE Construction Multifamily 55% 28% 49% Industrial / Warehouse 51% 22% 24% Office 55% 16% 6% Retail 47% 13% 3% Hospitality 46% 6% 1% Zions has modest “tail risk” in its CRE portfolio Total CRE Problem Loan Trends as a percentage of total CRE loans ($ b ill io n s ) Balance Trends 0.6 1.3 0.5 0.1 0.1 2.5 2.1 1.9 1.0 3.4 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 2025 2026 2027 2028 2029+ Maturities Construction Balances Term Balances 0% 5% 10% 15% 20% 25% 30% 35% 40% <=40% 41-50% 51-60% 61-70% 71-80% 81-90% 91-100% 100%+ Most Recent Appraisal Index Adjusted 0% 5% 10% 15% 20% 25% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Criticized % Classified % Nonaccrual % GCO QTD Annualized Term CRE LTVs Appraised vs. Indexed

DISCIPLINED COMMERCIAL REAL ESTATE GROWTH 31 Data as of December 31, 2024; peer growth rates are normalized for significant acquisitions. Commercial real estate loan growth lags peers due to continued exercise of concentration risk discipline Zions has exercised caution in CRE concentrations for more than a decade and in underwriting standards for many decades. • Key factors for consideration in credit risk within CRE • Measured and disciplined growth compared to peers • Significant borrower equity – conservative LTVs • Disciplined underwriting on debt service coverage • Diversified by geography and asset class • Limited exposure to land 0 50 100 150 200 250 300 350 4 Q 1 5 4 Q 1 6 4 Q 1 7 4 Q 1 8 4 Q 1 9 4 Q 2 0 4 Q 2 1 4 Q 2 2 4 Q 2 3 4 Q 2 4 ZION Peer Top Quartile Peer Bottom Quartile Indexed: 1Q15 = 100 Commercial Real Estate Excluding Owner Occupied

0.2 0.1 0.1 0.1 0.1 1.8 1.8 1.8 1.7 1.7 1Q24 2Q24 3Q24 4Q24 1Q25 Balance Trends Construction Balances Term Balances 0.1 0.4 0.3 0.4 0.1 0.5 0.0 0.5 1.0 1.5 2.0 2.5 2025 2026 2027 2028 2029+ Maturities Construction Balances Term Balances 0% 5% 10% 15% 20% 25% 30% 35% 40% <=40% 41-50% 51-60% 61-70% 71-80% 81-90% 91-100% 100%+ Most Recent Appraisal Index Adjusted IN-DEPTH REVIEW: CRE OFFICE ($1.8 BILLION BALANCE) 32 Data updated through 1Q25. (1) Based on loans > $2.0 million - 90% of portfolio. LTV calculations in the “Appraised Value” distribution to reflect most current appraisal in denominator and outstanding balance in the numerator. The Indexed Adjusted values are adjusted based on the MSA level REIS Commercial Property Price Indices and adjusted from the date of most current appraisal. CRE Office portfolio is 13% of total CRE exposure; 3% of total loans; charge-offs remain limited • Allowance for credit losses: 3.7% of balances / 22% of criticized balances • 8% decrease in balances year-over-year via payoffs, loan rebalance, amortization • Increase in office criticized due to tenant vacancy in multi tenant buildings and value add properties undergoing lease up • Despite increase in criticized, nonaccruals remain low at 2.7% • Median loan size: <$1 million; average loan size: $4.3 million • 36% variable rate with swap, 15% fixed rate, 49% variable rate w/o swap • 32% of total office exposure has a maturity date in the next 12 months Office Problem Loan Trends as a percentage of total office loans ($ b ill io n s ) When values are updated based on indexed / current values, office exposure continues to benefit from low LTVs at origination CRE Office Term LTVs Appraised vs. Indexed 0% 5% 10% 15% 20% 25% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Criticized % Classified % Nonaccrual % GCO QTD Annualized

IN-DEPTH REVIEW: CRE OFFICE ($1.8 BILLION BALANCE) 33 Data is updated through 1Q25. (1) Portfolio metrics based on loans > $2.0 million – 90% of portfolio. Zions’ office collateral is diversified geographically, has limited exposure to CBD offices, and majority of building sizes < 200 thousand sq ft Office Collateral Summary • By State: UT 28%,CA 19%, WA 17%, AZ 14%, TX 11%, all other 11% • By MSA: Seattle 15%, Phoenix 12%, SLC 11%, Provo 8%, Los Angeles 7%, all other MSA’s < 5% • Stabilized term office portfolio is 90% leased (weighted average)1 • 75% suburban, 25% central business district1 • 40% of portfolio is credit tenant leased1 • 66% multi-tenant office, 34% single tenant1 • Over 80% of single tenant buildings are leased to credit tenants 1 • Collateral size: 66% of exposure secured by buildings < 200 thousand sq ft ($ m ill io n s ) - 100 200 300 400 500 600 <50 50-100 100-200 200-300 300-400 400-500 500+ Single / Multi Tenancy by Office Collateral Size Multi Tenant Single Tenant 17% 41% 49% 28% 3% 48% 22% 14% 83% 59% 51% 72% 97% 52% 78% 86% $58 $77 $79 $186 $255 $278 $328 $403 CO NV ID TX AZ WA CA UT Term CRE Office By State, CBD / Suburban ($MM's) CBD Suburban CRE Office LTVs Appraised vs. Indexed

1.0 1.0 1.1 1.1 1.0 2.9 2.8 2.8 2.9 3.1 1Q24 2Q24 3Q24 4Q24 1Q25 Balance Trends Construction Balances Term Balances 0.1 0.6 0.1 0.1 0.0 0.9 0.8 0.4 0.1 0.7 0.0 1.0 2.0 3.0 4.0 2025 2026 2027 2028 2029+ Maturities Construction Balances Term Balances 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% <=40% 41-50% 51-60% 61-70% 71-80% 81-90% 91-100% 100%+ Most Recent Appraisal Index Adjusted CRE Multifamily Term LTVs Appraised vs. Indexed IN-DEPTH REVIEW: CRE MULTIFAMILY ($4.0 BILLION BALANCE) 34 Data is updated through 1Q25. LTV calculations in the “Appraised Value” distribution to reflect most current appraisal in denominator and outstanding balance in the numerator. The Indexed Adjusted values are adjusted based on the MSA level REIS Commercial Property Price Indices and adjusted from the date of most current appraisal. CRE multifamily portfolio is 30% of total CRE exposure; 7% of total loan exposure • Allowance for credit losses: 2.3% of total multifamily balances / 11% of criticized balances – no charge offs in last 12 months • 8% increase in balances year-over-year – construction loans funding up • Increase in criticized levels from longer lease up timelines and construction delays but nonaccruals (0.0%) and delinquencies (0.32%) remain low • 75% term, 25% construction • Median loan size: $1 million; average loan size: $5.8 million • 18% variable rate with swap, 11% fixed rate, 71% variable rate w/o swap • By State – 27% TX, 26% CA, 13% AZ, 12% UT, 22% all other Multifamily Problem Loan Trends as a percentage of total multifamily loans When values are updated based on indexed / current values, office exposure continues to benefit from low LTVs at origination ($ b ill io n s ) 0% 5% 10% 15% 20% 25% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Criticized % Classified % Nonaccrual % GCO QTD Annualized

0.6 0.5 0.5 0.5 0.5 2.6 2.5 2.5 2.5 2.4 1Q24 2Q24 3Q24 4Q24 1Q25 Balance Trends Construction Balances Term Balances 0.1 0.3 0.1 0.6 0.5 0.5 0.2 0.7 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2025 2026 2027 2028 2029+ Maturities Construction Balances Term Balances IN-DEPTH REVIEW: CRE INDUSTRIAL ($2.9 BILLION BALANCE) 35 Data is updated through 1Q25. LTV calculations in the “Appraised Value” distribution to reflect most current appraisal in denominator and outstanding balance in the numerator. The Indexed Adjusted values are adjusted based on the MSA level REIS Commercial Property Price Indices and adjusted from the date of most current appraisal. CRE Industrial portfolio is 22% of total CRE exposure; 5% of total loan exposure • Allowance for credit losses: 2.2% of balances / 13% of criticized balances • 8% decrease in balances year-over-year via payoffs, loan rebalance, amortization • Increase in criticized levels from longer lease up timelines and construction delays but nonaccruals (0.0%) and delinquencies (0.1%) remain low • 83% term, 17% construction • Median loan size: $1.5 million; average loan size: $4.5 million • 19% variable rate with swap, 11% fixed rate, 70% variable rate w/o swap • By State – 32% CA, 17% TX, 15% UT, 14% AZ, 10% NV, 12% all other Industrial Problem Loan Trends as a percentage of total industrial loans ($ b ill io n s ) When values are updated based on indexed / current values, office exposure continues to benefit from low LTVs at origination CRE Industrial Term LTVs Appraised vs. Indexed 0% 5% 10% 15% 20% 25% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Criticized % Classified % Nonaccrual % GCO QTD Annualized 0% 10% 20% 30% 40% 50% <=40% 41-50% 51-60% 61-70% 71-80% 81-90% 91-100% 100%+ Most Recent Appraisal Index Adjusted

CUSTOMER SATISFACTION: THIRD IN MIDDLE MARKET COALITION GREENWIC H BEST BANK AWARDS 36 Source: Coalition Greenwich Voice of Client – 2024 Market Tracking Program. * Excellent Citations are a "5" on a 5-point scale from "5" excellent to "1" poor ** NPS Range: World Class 70+; Excellent 50+; Very Good 30+; Good 0 - 30; Needs Improvement (100) - 0 Zions compares favorably to global competitors (JP Morgan, Bank of America, Wells Fargo, US Bank) Coalition Greenwich Best Bank Awards • Ranked third among all U.S. banks for Middle Market with 12 Best Bank Awards • One of only four U.S. banks to average 15 or more wins overall since the inception of the awards in 2009 • Received strong evaluations in overall customer satisfaction, values long-term relationships, and ease of doing business. Middle Market (Revenue of $10MM-$500MM) Zions Bancorp Major Bank Competitors (Avg. Score) Highest Major Bank Competitor's Score Zions’ Rank Overall Satisfaction – Customers 59 45 50 1st Bank You Can Trust 71 47 52 1st Values Long-Term Relationships 65 51 56 1st Ease of Doing Business 59 46 51 1st Digital Product Capabilities 56 38 45 1st Overall Customer Satisfaction with Bankers 69 52 54 1st Net Promoter Score** 63 45 53 1st Coalition Greenwich Customer Satisfaction % Excellent Citations*

NON-GAAP FINANCIAL MEASURES 37 In millions, except per share amounts 1Q25 4Q24 3Q24 2Q24 1Q24 (a) Total noninterest expense $538 $509 $502 $509 $526 LESS adjustments: Severance costs 3 1 1 1 Other real estate expense (1) Amortization of core deposit and other intangibles 2 2 2 1 2 FDIC special assessment (3) 1 13 SBIC investment success fee accrual 1 Restructuring costs (b) Total adjustments 5 - 3 3 15 (c) = (a - b) Adjusted noninterest expense 533 509 499 506 511 d) Net interest income 624 627 620 597 586 (e) Fully taxable-equivalent adjustments 11 12 12 11 10 (f) = (d + e) Taxable-equivalent net interest income (TE NII) 635 639 632 608 596 (g) Noninterest Income 171 193 172 179 156 (h) = (f + g) Combined Income $806 $832 $804 $787 $752 LESS adjustments: Fair value and nonhedge derivative income (loss) - 3 (3) (1) 1 Securities gains (losses), net 6 8 9 4 (2) (i) Total adjustments 6 11 6 3 (1) (j) = (h - i) Adjusted revenue $800 $821 $798 $784 $753 (j - c) Adjusted pre-provision net revenue (PPNR) $267 $312 $299 $278 $242 (c) / (j) Efficiency Ratio 66.6% 62.0% 62.5% 64.5% 67.9%

NON-GAAP FINANCIAL MEASURES (CONTINUED) 38 In millions 1Q25 4Q24 3Q24 2Q24 1Q24 Return on Average Tangible Common Equity (Non-GAAP) Net earnings applicable to common $169 $200 $204 $190 $143 Adjustments, net of tax: Amortization of core deposit and other intangibles 1 1 1 1 1 (a) Net earnings applicable to common, net of tax $170 $201 $205 $191 $144 Average common equity (GAAP) $6,182 $6,036 $5,738 $5,450 $5,289 Average goodwill and intangibles (1,052) (1,053) (1,054) (1,056) (1,058) (b) Average tangible common equity (non-GAAP) $5,130 $4,983 $4,684 $4,394 $4,231 (c) Number of days in quarter 90 92 92 91 91 (d) Number of days in year 365 366 366 366 366 (a/b/c)*d Return on average tangible common equity (non- GAAP) 13.4% 16.0% 17.4% 17.5% 13.7%

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